Exhibit 10.3.3

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 26, 2008, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and BG MEDICINE, INC., a Delaware corporation with its chief executive office located at 610 Lincoln Street, Waltham, Massachusetts 02451.

1. Description Of Existing Indebtedness And Obligations. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 9, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 9, 2007, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of March 28, 2008, between Borrower and Bank, and as further amended by a certain Second Loan Modification Agreement dated as of June 30, 2008, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. Description Of Collateral. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement, as amended hereby (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.	Description of Change in Terms.

A.	Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the following, appearing in Section 5.2 thereof:

“Borrower is the sole owner of its intellectual property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each patent is valid and enforceable, and no part of the intellectual property has been judged invalid or unenforceable, in whole or in part, and to the best of Borrower’s knowledge, no claim has been made that any part of the intellectual property violates the rights of any third party except to the extent such claim could not reasonably be expected to have a material adverse effect on Borrower’s business.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.	The Loan Agreement shall be amended by deleting the following, appearing as Section 6.2(v) thereof:

“(v) prompt notice of an event that materially and adversely affects the value of the intellectual property taken as a whole;”

3.	The Loan Agreement shall be amended by renumbering the existing Section 6.2(vi) thereof, to appear as Section 6.2(v).

4.	The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7 thereof:

“6.7 Protection and Registration of Intellectual Property Rights. Borrower shall: (a) protect, defend and maintain the validity and enforceability of its intellectual property; (b) promptly advise Bank in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent. If Borrower decides to register any copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of its intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement or such other documents as Bank may reasonably request to maintain the perfection and priority of Bank’s security interest in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the application(s) filed with the United States Copyright Office together with evidence of the recording of the intellectual property security agreement necessary for Bank to maintain the perfection and priority of its security interest in such copyrights or mask works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent and Trademark Office for a patent or to register a trademark or service mark within 30 days after any such filing.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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and inserting in lieu thereof the following:

“6.7 Protection of Intellectual Property Rights. Borrower shall: (a) protect, defend and maintain the validity and enforceability of its intellectual property; (b) promptly advise Bank in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.”

5.	The Loan Agreement shall be amended by deleting the following, appearing as Section 7.5 thereof:

“7.5 Encumbrance. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein.”

and inserting in lieu thereof:

“7.5 Encumbrance. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s intellectual property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Lien” herein.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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6.	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank dated as of the Effective Date.”

7.	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.”

and inserting in lieu thereof:

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.”

8.	The Collateral description appearing as Exhibit A to the Loan Agreement is hereby replaced with the Collateral description attached as Exhibit A hereto.

9.	Notwithstanding Section 6.2(a)(ii), Borrower may deliver to Bank its annual audited financial statements for fiscal year end December 31, 2007, on or before December 31, 2008.

10.	Concurrently herewith, the IP Agreement and all Liens on Borrower’s intellectual property are terminated. Bank shall promptly make all filings necessary to evidence termination of such Liens on Borrower’s intellectual property.

4. Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 9, 2007, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof, except to the extent such disclosure is updated by the information contained in Exhibit B attached hereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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5. Consistent Changes. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. Ratification of Loan Documents. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. Continuing Validity. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. Countersignature. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

BG MEDICINE, INC.		SILICON VALLEY BANK

By:	/s/ Pieter Muntendam	By:	/s/ Clark Hayes

Name:	Pieter Muntendam	Name:	Clark Hayes

Title:	President and Chief Executive Officer	Title:	RM

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All Accounts (including health-care receivables), Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: (a) (i) the HRP Account, (ii) De Lage Collateral, (iii) Oracle Collateral, and the (iv) US Bancorp Collateral; or (b) any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without Bank’s prior written consent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

Update to Perfection Certificate

1.	The account referred to in Section 1(h)(2) is now held at SVB Asset Management and relates to two specific accounts (referenced one specific account in prior Amendments)

a.	1(h)(2)(i) HRP Initiative restricted account, with US Bank, N.A. as the custodian; account # 19-SV429 (Account referenced in Amendment 1&2)

b.	1(h)(2)(ii) BG Medicine, Inc non-restricted account, with US Bank, N.A. as the custodian; account # 19-SV429A (Account added following Series D financing in July 2008)

2.	The Tax liability referred to in Section 7 has been paid in full.

3.	The Current locations referred to in Section 2 (d) add:

TOBIN	&SON’S Storage and Moving 96 Swampscott Road Unit # 4 Salem, MA

4.	The Existing Indebtedness referred to in Section 8 should remove GE Healthcare Financial Services (line of credit) it has been paid full.

5.	The Existing Investments referred to in Section 9 should add

a.	Municipal Bonds, Treasury Bills, Commercial Paper in BG Medicine account (Account # 19-SV429A)

6.	The Existing Liens referred to in Section 10 should also include:

a.	Release of UCC filings to support GE Healthcare Financial Services equipment leases are pending due to the recent payment in full of the outstanding obligation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.	Exhibits A&B referenced in the original Perfection Certificate are replaced in their entirety by Exhibit C (copy attached) referenced in Amendment #1 – SVB Security in such Intellectual Property is to be released in connection with the execution of the Third Loan Modification Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT “C”

PATENTS AND PATENT APPLICATIONS

PATENT DESCRIPTION	DOCKET NO.	COUNTRY	SERIAL or PATENT No.	FILING DATE	STATUS
[***]	[***]	US US International Europe Switzerland Germany France Great Britain Japan Canada	[***]	[***]	Issued Issued Expired Issued Issued Issued Issued Issued Pending Pending

[***]	[***]	US Provisional US US US International Europe Japan Australia Canada Israel	[***]	[***]	Expired Pending Pending Pending Expired Pending Pending Pending Pending Pending

[***]	[***]	US Provisional US International Europe Japan Australia Canada Hong Kong Israel Singapore	[***]	[***]	Expired Pending Expired Pending Pending Pending Pending Pending Pending Pending

[***]	[***]	US Provisional International US Europe Australia Canada	[***]	[***]	Expired Expired Revival Pending Pending Pending

[***]	[***]	US Provisional International US Europe	[***]	[***]	Expired Expired Pending Pending

[***]	[***]	US Provisional International	[***]	[***]	Pending Pending

[***]	[***]	Europe PCT filing	[***]	[***]	Expired Expired

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PATENT DESCRIPTION	DOCKET NO.	COUNTRY	SERIAL or PATENT No.	FILING DATE	STATUS
		US Canada India Japan Europe			Pending Pending Pending Pending Allowed

[***]	[***]	US Canada Europe	[***]	[***]	Pending Pending Pending

[***]	[***]	PCT US Australia Canada Europe Japan	[***]	[***]	Expired Pending Pending Pending Pending Pending

[***]	[***]	US Provisional PCT	[***]	[***]	Expired Pending

[***]	[***]	Europe PCT US Canada Australia Japan China India Europe Hong Kong	[***]	[***]	Expired Expired Pending Pending Pending Pending Pending Pending Pending Pending

[***]	[***]	US Provisional PCT	[***]	[***]	Expired Pending

[***]	[***]	US Provisional PCT	[***]	[***]	Expired Pending

[***]	[***]	US Provisional US Provisional PCT	[***]	[***]	Expired Expired Pending

[***]	[***]	International	[***]	[***]	Pending

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TRADEMARKS and TRADEMARK APPLICATIONS

TRADEMARK DESCRIPTION	DOCKET No.	COUNTRY	SERIAL No.	REGISTRATION NO.	STATUS
BEYOND GENOMICS	BYG-601	Canada	1102891	TMA643,343	Allowed

BEYOND GENOMICS	BYG-601	Europe	2213460	2213460	Registered

BEYOND GENOMICS	BYG-601	Japan	2001-43940	4784213	Registered

BEYOND GENOMIGS	BYG-601	US	76/167,531	2737705	Registered

BEYOND GENOMICS	BYG-601A	US	76/168,273	2722036	Registered

BG LOGO	BYG-602	Canada	1102892	TMA645,183	Allowed

BG LOGO	BYG-602	Europe	2213775	2213775	Registered

BG LOGO	BYG-602	Japan	2001-43941	4784214	Registered

BG LOGO	BYG-602	US	76/167,165	2719785	Registered

BG LOGO	BYO-602A	US	761167,700	2743152	Registered

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TRADEMARK DESCRIPTION	DOCKET No.	COUNTRY	SERIAL No.	REGISTRATION NO.	STATUS
BG LOGO & BEYOND GENOMICS	BYG-603	Europe	2213320	2213320	Registered

BG LOGO & BEYOND GENOMICS	BYG-603	Japan	2001-43942	4784215	Registered

BG LOGO & BEYOND GENOMICS	BYG-603	US	76/168,274	2722037	Registered

BG LOGO & BEYOND GENOMICS	BYG-603A	US	76/167,701	2722034	Registered

DIGITAL BIOLOGY	BYG-604	US	76/167,535	2725092	Registered

DIGITAL BIOLOGY	BYG-604A	US	76/171,976	2737721	Registered

BG MEDICINE	BYG-605	US	77/165,708	3365104	Registered

BG MEDICINE	BYG-605	Australia	1206593	-	Pending

BG MEDICINE	BYG-605	Canada	*	-	Pending

BG MEDICINE	BYG-605	China	*	-	Pending

BG MEDICINE	BYG-605	Europe	*	-	Pending

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TRADEMARK DESCRIPTION	DOCKET No.	COUNTRY	SERIAL No.	REGISTRATION NO.	STATUS
BG MEDICINE	BYG-605	India			Pending

BG MEDICINE	BYG-605	Japan	2007-109374	5165856	Registered

BG MEDICINE	BYG-605	Korea	2007-27994	-	Pending

BG MEDICINE	BYG-605	Mexico	891,894	-	Pending

BG MEDICINE	BYG-605	Norway	2007-13106	-	Pending

BG MEDICINE	BYG-605	Russia	2007-733187	-	Pending

BG MEDICINE	BYG-605	South Africa	*	-	Pending

BG MEDICINE	BYG-605	South Korea	41-2007-0027994	41-0174465	Registered

BG MEDICINE	BYG-605	Switzerland	61985/2007	567599	Registered

*	Awaiting Serial Numbers: National phases entered October 25/26, 2007

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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